UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2025

Sonida Senior Living, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13445	75-2678809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road
Suite 810
Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 770-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNDA	New York Stock Exchange

Item 1.01.	Entry into a Material Definitive Agreement.

On December 29, 2025, Sonida Senior Living, Inc., a Delaware corporation (the “Company”), entered into an amended and restated credit agreement, dated as of December 29, 2025 (the “Credit Agreement”), among the Company, as borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), and BMO Bank, N.A., as administrative agent. The Credit Agreement amends and restates (subject to the conditions and timing set forth therein, as described further below) the Company’s existing credit agreement, dated as of July 24, 2024 (the “Existing Credit Agreement”), among the Company, as borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto, and BMO Bank, N.A., as administrative agent, as amended.

The Credit Agreement provides for (a) a term loan facility in an aggregate principal amount of $262.5 million (the “Tranche 1 Term Loan Facility”) which matures on the three-year anniversary of the date of the initial borrowing under the Credit Agreement (the “Closing Date”), (b) a term loan facility in an aggregate principal amount of $262.5 million (together with the Tranche 1 Term Loan Facility, the “Term Loan Facilities”) which matures on the five-year anniversary of the Closing Date and (c) a revolving credit facility in an aggregate principal amount of $375.0 million (the “Revolving Credit Facility” and, together with the Term Loan Facilities, the “Facilities”) which matures on the four-year anniversary of the Closing Date, subject to the Company’s option to extend such maturity date for one additional year. The Company may use the proceeds of borrowings under the Facilities to fund acquisitions and capital expenditures, as well as for its working capital needs and other general business purposes, including to fund a portion of the cash consideration for the previously announced acquisition (the “CHP Acquisition”) by the Company of 100% of the outstanding shares of common stock of CNL Healthcare Properties, Inc. (“CHP”).

Loans under the Term Facilities will bear interest at a rate equal to, at the Company’s option, either (i) Term SOFR plus a margin ranging from 1.95% to 1.30% depending on the Company’s total leverage ratio or (ii) base rate plus a margin ranging from 0.95% to 0.30% depending on the Company’s total leverage ratio. Loans under the Revolving Credit Facility will bear interest at a rate equal to, at the Company’s option, either (i) Term SOFR plus a margin ranging from 2.00% to 1.35% depending on the Company’s total leverage ratio or (ii) base rate plus a margin ranging from 1.00% to 0.35% depending on the Company’s total leverage ratio.

The Facilities are guaranteed by the Company’s subsidiaries that guarantee the Existing Credit Agreement, and each subsidiary of CHP that is designated as a guarantor by the Company, and each property that is owned directly by a guarantor and that satisfies certain borrowing base requirements will become borrowing base properties in support of the Facilities. The Facilities will be secured by, among other things, first priority pledges of equity interests in entities that are owned directly or indirectly by the Company that own borrowing base properties; provided that such equity pledges will be released upon the later of twelve months after the Closing Date and the Company’s compliance with certain covenant requirements.

The Company may prepay the Facilities in whole or in part at any time without premium or penalty, other than customary breakage costs. The Company will also be required to repay the Facilities to the extent the outstanding principal balance of the Facilities exceeds the borrowing base value applicable thereto. Loans under the Facilities will not amortize and outstanding principal will be due in full on the applicable maturity date.

The Credit Agreement contains affirmative and negative covenants and events of default customary for credit agreement indebtedness. The negative covenants include limitations on the incurrence of debt, liens, investments, acquisitions, loans and advances, dividends and other payment restrictions affecting subsidiaries, restricted payments and transactions with affiliates, subject to various conditions and exceptions. In addition, the Credit Agreement will require the Company to comply with a number of financial covenants and borrowing base availability requirements, including a maximum total leverage ratio, a maximum consolidated secured recourse leverage ratio, a minimum consolidated fixed charge coverage ratio, a minimum consolidated tangible net worth, a maximum amount of permitted dividends and distributions, a maximum variable rate indebtedness ratio, a maximum consolidated secured leverage ratio, a minimum implied borrowing base debt service coverage ratio and a maximum borrowing base loan to value ratio.

Notwithstanding the effectiveness of the Credit Agreement as of December 29, 2025, the amended and restated covenants contained therein and the obligations of the Lenders to make loans thereunder remain subject to the concurrent consummation of the CHP Acquisition and other customary closing conditions. In the event such conditions are not satisfied prior to the Commitment Termination (as defined in the Credit Agreement), the Existing Credit Agreement would continue in full force and effect following such Commitment Termination without regard to the Credit Agreement.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 above and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description

10.1*	Amended and Restated Credit Agreement, dated as of December 29, 2025, among Sonida Senior Living, Inc., as borrower, the guarantors from time to time party thereto, the lenders from time to time party thereto, and BMO Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

* * * * * *

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

This communication relates to the proposed transaction involving Sonida Senior Living, Inc. (“Sonida”) and CNL Healthcare Properties, Inc. (“CHP”). In connection with the proposed transaction, Sonida and CHP have filed relevant materials with the SEC, including a joint proxy statement/prospectus filed on January 2, 2026 on Form S-4/A (the “Registration Statement on Form S-4”) to register the shares of Sonida common stock to be issued to the CHP stockholders in connection with the proposed transaction. The Registration Statement on Form S-4 includes a preliminary joint proxy statement/prospectus which will be sent to the stockholders of CHP and the stockholders of Sonida seeking their respective approval of the transaction. The Registration Statement on Form S-4 has not been declared effective by the SEC. Sonida and CHP may also file other documents regarding the proposed transaction with the SEC. This communication is not intended to be, and is not, a substitute for such filings or for any other document that Sonida and/or CHP may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SONIDA’S AND CHP’S RESPECTIVE STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SONIDA, CHP AND THE PROPOSED TRANSACTION.

Investors and shareholders may obtain copies of these documents and other documents filed by Sonida and CHP with the SEC free of charge through the website maintained by the SEC at www.sec.gov or from Sonida at its website, sonidaseniorliving.com, under the heading Investor Relations, or from CHP at its website, cnlhealthcareproperties.com, under the heading Investor Resources.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS COMMUNICATION, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

Sonida and CHP, their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Sonida and CHP and other persons who may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, can be found in the sections entitled “The Transactions – Interests of SNDA’s Directors and Executive Officers in the Transactions” and “The Transactions – Interests of CHP’s Directors and Executive Officers in the Transactions” included in the Registration Statement on Form S-4 (and which is available at https://www.sec.gov/Archives/edgar/data/1043000/000119312526000346/d938110ds4a.htm). Information about the directors and executive officers of Sonida and their ownership of Sonida equity interests can be found in the sections entitled “Principal Stockholders and Stock Ownership of Management,” “Executive Officers,” “Executive

Compensation Tables,” and “2024 Director Compensation” included in Sonida’s definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, filed with the SEC on April 29, 2025; in the Form 3 and Form 4 statements of beneficial ownership and statements of changes in beneficial ownership filed with the SEC by Sonida’s directors and executive officers; and in other documents filed by Sonida with the SEC. Information about the directors and executive officers of CHP and their ownership of CHP equity interests is set forth in the sections entitled “Compensation of Directors,” “Executive Officers,” “Share Ownership” and “Certain Relationships and Related Person Transactions” under “Item 1 - Election of Directors” included in the definitive proxy statement for CHP’s 2024 Annual Meeting of Stockholders, filed with the SEC on September 16, 2024 and in other documents filed by CHP with the SEC.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All statements contained in this release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements that include the words “expect,” “will,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “could,” “should,” “anticipate” and similar statements of a future or forward-looking nature. The forward-looking statements, are subject to certain risks and uncertainties, and actual results, events and financial condition could materially differ from those indicated in the forward-looking statements, including, among others, (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger, dated as of November 4, 2025 (the “Merger Agreement”), by and among Sonida, CHP and the other parties thereto, or the inability to complete the proposed transaction on the anticipated terms or by the end of the Outside Date (as defined in the Merger Agreement), (2) the inability to complete the proposed transaction due to the failure to satisfy all of the conditions to closing in a timely manner or at all, including the failure to obtain the requisite stockholder approvals or to obtain the Equity Financing (as defined in the Merger Agreement), or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) costs related to the proposed transaction, including costs with respect to the Equity Financing, (4) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters, (5) the risk of litigation action related to the proposed transaction, (6) such other economic or other conditions in the markets CHP or Sonida are engaged in, (7) the risks, uncertainties and factors set forth under “Item. 1A. Risk Factors” in Sonida’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 17, 2025, and as such factors may be updated from time to time in Sonida’s other filings with the SEC, and (8) the risks, uncertainties and factors set forth under “Item. 1A. Risk Factors” in CHP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 5, 2025, and as such factors may be updated from time to time in CHP’s other filings with the SEC, which filings are accessible on the SEC’s website at www.sec.gov. This list of factors is not intended to be exhaustive. Forward-looking statements only speak as of the date of this communication, and neither CHP nor Sonida assumes any obligation to update any written or oral forward-looking statement made by either Sonida or on its behalf or CHP or on its behalf as a result of new information, future events or other factors, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2026	Sonida Senior Living, Inc.

	By:	/s/ Tabitha Bailey
Name: Tabitha Bailey
Title: Chief Legal Officer